UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2008

Cavium Networks, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-33435	77-0558625
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

805 E. Middlefield Road, Mountain View, California		94043
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	650-623-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 1, 2008, pursuant to the Asset Purchase Agreement, dated July 15, 2008, by and among Cavium Networks, Inc. (the "Company"), two of its subsidiaries, (collectively with the Company, the "Purchasers") and Star Semiconductor Corporation ("Star"), a Taiwanese corporation (the "Seller"), the Purchasers completed the acquisition of substantially all of the intangible assets, inventory and certain other tangible assets of Star. The Purchasers paid approximately US $9.0 million in cash, including US $1.0 million that was placed in escrow for a limited period after closing in order to indemnify the Purchasers for certain matters, including breaches of representations and warranties and covenants made by Star in the Asset Purchase Agreement. Additionally, the Purchasers hired most of Star’s employees.

The foregoing description of the acquisition contained in this Item 2.01 does not purport to be complete and is qualified in its entirely by reference to the Asset Purchase Agreement, which is attached hereto as Exhibit 2.1 to this current report on Form 8-K.

Item 8.01 Other Events.

On August 4, 2008, the Company issued a press release announcing the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item, with respect to the acquisition described in Item 2.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits

Exhibit No. 2.1 - Asset Purchase Agreement by and between Cavium Networks, Inc., Cavium International, Cavium (Taiwan) Ltd., and Star Semiconductor Corporation, dated July 15, 2008. (1)

Exhibit No. 99.1 - Press Release entitled "Cavium Networks Completes Acquisition of Taiwan-Based Star Semiconductor," dated August 4, 2008.

(1) Filed as Exhibit 10.1 to the Registrant’s report on Form 8-K (No. 001-33435), filed with the SEC on July 16, 2008, and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cavium Networks, Inc.

August 26, 2008	By:	/s/ Arthur Chadwick

Name: Arthur Chadwick
Title: Vice President of Finance and Administration and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

2.1	Asset Purchase Agreement by and between Cavium Networks, Inc., Cavium International, Cavium (Taiwan) Ltd., and Star Semiconductor Corporation, dated July 15, 2008. (1)
99.1	Press Release entitled “Cavium Networks Completes Acquisition of Taiwan-Based Star Semiconductor,” dated August 4, 2008.